UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2017

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 23, 2017, Harvest Natural Resources, Inc. (the "Company") held a special meeting of stockholders for the purpose of approving five proposals, as set forth below and further described in the definitive proxy statement the Company filed with the SEC on January 23, 2017. At the special meeting, the Company’s stockholders authorized the sale by the Company, indirectly through a subsidiary, of all of the Company’s interests in Gabon. The Company’s stockholders also authorized the complete liquidation and dissolution of the Company.

The voting results at the special meeting are set forth below.

1. The Company’s stockholders authorized the sale by the Company, indirectly through a subsidiary, of all of the Company’s interests in Gabon.

For
7,161,027

Against
12,553

Abstain
587,040

Broker Non-Votes
0

2. The Company’s stockholders approved, on an advisory basis, compensation that will or may become payable by the Company to its named executive officers in connection with the sale of the Company’s interests in Gabon.

For
6,407,101

Against
754,108

Abstain
599,411

Broker Non-Votes
0

3. The Company’s stockholders authorized the complete liquidation and dissolution of the Company.

For
7,146,986

Against
27,879

Abstain
585,755

Broker Non-Votes
0

4. The Company’s stockholders approved an adjournment of the special meeting, if necessary or appropriate in the judgement of the board of directors, for any reason, including to solicit additional proxies in favor of the foregoing proposals.

For
7,304,381

Against
442,190

Abstain
14,049

Broker Non-Votes
0

5. The Company’s stockholders approved a proposal to permit the Company to conduct other business as may properly come before the meeting by or at the direction of the board of directors.

For
7,221,433

Against
519,510

Abstain
19,677

Broker Non-Votes
0

Item 7.01 Regulation FD Disclosure.

On February 24, 2017, the Company issued a press release relating to the voting results at the 2017 special meeting, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Harvest Natural Resources, Inc., dated February 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

February 24, 2017	By:	Keith L. Head

Name: Keith L. Head
Title: Vice Presient, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Harvest Natural Resources, Inc., dated February 24, 2017